UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 15, 2014

WAVE SYSTEMS CORP.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24752	13-3477246
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street, Lee, Massachusetts 01238

(Address of Principal Executive Offices) (ZIP Code)

Registrant’s telephone number, including area code (413) 243-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

The information set forth below under “Item 2.01 Completion of Acquisition or Disposition of Assets” is incorporated herein by reference.

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

On October 15, 2014, Wave Systems Corp. entered into an Asset Purchase Agreement (the “Agreement”) with DocMagic, Inc. (“DocMagic”) to sell eSignSystems, a division of Wave Systems Corp., to DocMagic for $1,214,000 (the “Transaction”). The Transaction closed on October 16, 2014. A copy of the Agreement is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

Item 8.01                                           Other Events.

On October 16, 2014, the Company issued a press release announcing the closing of the Transaction. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

2.1	Asset Purchase Agreement, dated October 15, 2014, by and between Wave Systems Corp. (Seller) and DocMagic, Inc. (Buyer).

99.1	Press Release dated October 16, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WAVE SYSTEMS CORP.

	By:	/s/ Walter A. Shephard
Walter A. Shephard
Chief Financial Officer

Dated: October 21, 2014

EXHIBIT INDEX

Exhibit	Description

2.1	Asset Purchase Agreement, dated October 15, 2014, by and between Wave Systems Corp. (Seller) and DocMagic, Inc. (Buyer).

99.1	Press Release dated October 16, 2014.